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                                                                    Exhibit 10.2

                              CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT (this "Agreement") dated November 22, 2005, with an effective date of August 1, 2005, is made between Atari, Inc. ("Company"), a Delaware corporation with its principal place of business at 417 Fifth Avenue, New York, NY 10016, and Ann E. Kronen ("Consultant").

1.   CONSULTATION SERVICES

          Company hereby engages Consultant, and Consultant accepts such engagement, to provide services ("Services") in accordance with the terms and conditions set forth in this Agreement. Specifically, Contractor shall provide business development and relationship management with potential and existing business partners that are located on the West Coast in the same manner and of the same quality as shall be reasonably requested by the Chairman of Company.

2.   TERM OF AGREEMENT

          The term ("Term") of this Agreement will begin on August 1, 2005, and will remain in effect until July 31, 2006, unless earlier terminated by either party upon thirty (30) days' written notice to the other party. The parties shall negotiate in good faith for a possible extension of the Term of this Agreement, it being understood and agreed that neither party will be obligated to so extend the Term. If the Agreement is not to be renewed at the desire of either party, then whichever party is not interested in renewing the Agreement shall use its best efforts give notice to such other party of its desire to not renew the Agreement by June 30, 2006.

3.   LOCATION OF SERVICES

          Consultant will perform Services at Company's various office locations and/or at other locations as Company's may reasonably request.

4.   COMPENSATION AND EXPENSES

          (a) In consideration of Consultant's Services hereunder, during the Term, Company shall pay Consultant the sum of Six Thousand Two Hundred Fifty Dollars ($6,250) per month, payable on the last day of each month in which Services are rendered (and prorated as necessary for incomplete months).

          (b) In addition, for services provided in connection with the sale of the Company's Humongous Entertainment Studio, which included assistance with formulating and describing the business, products, marketing plan and strategy for the Humongous properties (as set forth in the offering memorandum) and diligence meetings with potential purchasers, the Company shall pay Contractor the aggregate sum of $25,000, to be paid in two installments as follows (i) $15,000 upon execution of this Agreement, and
     (ii) $10,000 on January 1, 2006.

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          (c) The Company shall also pay directly or reimburse Consultant for, the cost of her reasonable and pre-approved (by the Chairman of Company) expenses.

5.   INDEPENDENT CONTRACTOR

          Company and Consultant agree that Consultant will act as an independent contractor in the performance of her Services under this Agreement. Nothing in this Agreement shall be construed to constitute Consultant as Company's partner, employee or agent, nor shall either party have authority to bind the other in any respect, it being intended that Contractor shall remain an independent contractor solely responsible for her own actions. Accordingly, Consultant shall be responsible for payment of all taxes, including but not limited to United States Federal, State and local taxes, arising out of Consultant's activities in accordance with this Agreement. Company will not make disability insurance contributions on behalf of Consultant, or obtain workers' compensation insurance on behalf of Consultant.

6.   ASSIGNMENT AND RESTRICTIONS

          Neither this Agreement nor any duties or obligations under this Agreement may be assigned or delegated by Consultant. During the Term of this Agreement, Contractor may not represent any other organizations whose interests are directly competitive with those of Company.

7.   NOTICES

          Except as otherwise provided herein, all notices under this Agreement shall be in writing and shall be given by courier, overnight delivery service, or by registered or certified mail if to the Company at the Company's address shown above or if to the Consultant, at the address on record with the Company's Human Resources department, or at a substitute address designated by notice by the party concerned. Each notice to Company shall be addressed to the attention of Bruno Bonnell, Chairman, with a copy to Kristina K. Pappa, Legal Department. Notices shall be deemed given when mailed, except that notice of change of address shall be effective only from the date of its receipt.

8.   INTELLECTUAL PROPERTY RIGHTS

          Atari shall have full and exclusive rights in and to, ownership of and title to all data, drawings, designs, analyses, graphs, reports, products, physical property, computer programs, software code, and all inventions, discoveries and improvements or other items or concepts, whether patentable or not, which are conceived or reduced to practice during the Term and arising out of or related to the Services performed hereunder, whether or not completed during the Term. Consultant agrees to make full and prompt disclosure and delivery to Company of all such items and, to the extent that Consultant may be so requested by Company, Consultant shall promptly execute


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     and deliver to Company assignments of rights to such items in a form satisfactory to Company. Consultant also agrees to cooperate fully with Company with respect to the preparation, prosecution, procurement, issuance, maintenance, enforcement and defense of patents and/or copyrights worldwide, including without limitation, applications therefor.

9.   MISCELLANEOUS

          (a) Each party hereto, by its signature below, warrants and represents for itself that it has the full right, power and authority to enter into this Agreement.

          (b) Consultant acknowledges that in the course of rendering Services to Company hereunder, she will have access to, and/or shall learn about and/or receive information relating to Company's business, some of which shall constitute Company's proprietary and/or trade secret information. All such information shall be and remain Company's property and Consultant shall at all times maintain the confidentiality of, and act with due care and protection of, such property.

          (c) This Agreement constitutes the full agreement between Company and Consultant with respect to the rendition of Services hereunder, and no other additional promises, representations, guarantees or agreements of any kind shall be valid unless in writing and signed by both parties. Without limiting the generality of the foregoing, the parties hereto acknowledge and agree that (i) Consultant shall execute Company's Code of Ethics, Standards of Conduct and Confidentiality (the "Code of Ethics Policy") that all of the members of Company's Board of Directors and each of Company's executives that hold a position of Vice President or higher, shall be required to execute, and the terms of this Agreement shall not operate to diminish the full force and effect of the terms of such Code of Ethics Policy; and (ii) this Agreement replaces and supercedes all prior agreements between Company and Consultant, all such agreements having expired and being of no further force and effect.

          (d) THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ITS CONFLICT OF LAW RULES. THE VENUE FOR ANY JUDICIAL PROCEEDING BETWEEN CONSULTANT AND COMPANY WILL EXCLUSIVELY BE IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. CONSULTANT HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN CONNECTION WITH ANY SUCH ACTION(S). CONSULTANT HEREBY AGREES TO ACCEPT SERVICE OF PROCESS PURSUANT TO THE NOTICE PROVISIONS HEREUNDER AND WAIVES ANY AND ALL OBJECTIONS TO VENUE, JURISDICTION OR METHOD OF SERVICE OF PROCESS. TO THE FULLEST EXTENT PREMITTED BY LAW, EACH OF THE PARTIES


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               HERETO WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY FOR
               LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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     In witness of the foregoing, the parties have caused this agreement to be signed as of the date first written above.

                                        ATARI, INC.


/s/ Ann E. Kronen                       By: /s/ Diane P. Baker
-------------------------------------       ------------------------------------
Ann E. Kronen                               Name: Diane P. Baker
                                            Title: EVP & CFO


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